Information Communication R&D Business Contract
Total ICT Industry 4.0(Shipbuilding & Maritime) R&D

Project: SMART Remote Maintenance System Software Development

Price: 3,600,000,000 Won

Period: October 1st 2016 ~ December 31st 2019 (39 Months)

Payment Terms

First Year	₩	400,000,000
Second Year	₩	1,000,000,000
Third Year	₩	1,200,000,000
Fourth Year	₩	1,000,000,000

Customer: National IT Industry Promotion Agency

Project Leader: Min Sik Park (e-MARINE CTO)

Participants

●	e-MARINE Inc. (the leader)

●	GMT Co, Ltd.

●	Ulsan University

●	A-dic Inc.

●	Medium-Small Shipbuilding Research Institution

National IT Industry Promotion Agency (“The Customer”) and e-MARINE (“The Leader”) and four participants agree to execute all matters for [Total ICT Industry 4.0(Shipbuilding & Maritime) R&D ]

September 29th 2016

정보통신.방송 연구개발사업 협약서

[2016년 ICT융합 Industry4.0^{S}(조선해양) 기술개발사업]

• 과제명 : 고장예측진단기반 선박유지보수를 위한 스마트 RMS SW개발 (이하 "과제")

• 총 사업기간 : 2016 년 10월 1일부터 2022 년 12월 31일까지(75개월)

※ 사업기간은 총 수행기간에 성과활용기간 3년을 합한 기간(단, 중단 등 과제 수행이 정상적으로 완료되지 못한 경우는 성과활용기간을 제외)

• 총 수행기간 : 2016 년 10월 1일부터 2019 년 12월 31일까지(39개월)

• (1차년도)협약기간 : 2016 년 10월 1일부터 2017 년 3월 31일까지(6개월)

• 기술개발사업비

(단위: 천원)

구 분		1차년도 (2016 . 10. 1.~ 2017 . 3. 31.)	2차년도 (2017 . 4. 1.~ 2017 .12 . 31.)	3차년도 (2018 . 1. 1.~ 2018 . 12. 31.)	4차년도 (2019 . 1. 1.~ 2019 . 12. 31.)
정부출연금		300,000천원	750,000천원	900,000천원	750,000천원
민간 부담금	현금	10,000천원	25,000천원	30,000천원	25,000천원
	현물	90,000천원	225,000천원	270,000천원	225,000천원
	계	100,000천원	250,000천원	300,000천원	250,000천원
합 계		400,000천원	1,000,000천원	1,200,000천원	1,000,000천원

• 총괄책임자

소속 :이마린 주식회사 직위 : 상무 성명 : 박민식

• 협약 대상자

전담기관 :

(기관명) 정보통신산업진흥원 (대표자) 윤 종 록

주관기관 :

(기관명) 이마린 주식회사 (대표자) 김용규

참여기관 :

(기관명) GMT (대표자) 이근석

(기관명) (주)에이티 (대표자) 천종현

(기관명) 울산대학교 산학협력단 (대표자) 양순용

(기관명) 중소조선연구원 (대표자) 김성환

위 「2016년 ICT융합 Industry4.0^{S}(조선해양) 기술개발사업」 과제 수행에 관하여 전담기관, 주관기관, 및 참여기관은 다음과 같이 협약을 체결한다.

제1조(협약의 목표 및 내용)

본 협약에 의한 기술개발사업의 목표 및 내용은 「(첨부)2016년 ICT융합 Industry4.0^{S}(조선해양) 기술개발사업 사업계획서」 (이하 "사업계획서" 라 한다) 에 따른다.

제2조(용어의 정의)

본 협약에서 사용하는 용어는 달리 정의하지 아니하는 한 「정보통신 · 방송 연구개발 관리규정」 (이하 '관리규정' 이라 한다), 「정보통신 · 방송 기술개발사업 수행관리지침」 (이하 '관리지침' 이라 한다), 「정보통신 · 방송 연구개발 기술료 징수 및 사용.관리에 관한 규정」 (이하 '기술료규정' 이라 한다), 「정보통신 · 방송 연구개발 사업비 산정, 관리 및 사용, 정산에 관한 규정」 (이하 '사업비규정' 이라 한다), 기타 부속 규정이 정하는 바에 따른다.